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                                                                      Exhibit 23

                               ARTHUR ANDERSEN LLP



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report, dated November 1, 1996, included in this Form 10-K, into Peoples Energy Corporation's previously filed Registration Statement File Nos. 2-82760, 33-6369, 33-17701, 33-63193, and 333-09993.



                                   /s/ Arthur Andersen LLP
                                   ARTHUR ANDERSEN LLP




Chicago, Illinois,

December 19, 1996